Exhibit 10.16
THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.
STOCK PURCHASE WARRANT
VOID AFTER 5:00 P.M., EASTERN DAYLIGHT TIME
ON AUGUST 11, 2009
Date of Issuance: August 11, 2004                    Certificate No. W-1
     FOR VALUE RECEIVED, BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), hereby grants to Raymond James & Associates, Inc. or its registered assigns (the “Registered Holder”) the right to purchase from the Company Two Hundred Seventy Thousand (270,000) shares of the Company’s Common Stock, $0.01 par value per share (“Warrant Stock” or “Warrant Shares”) at a price per share of $15.00 (as adjusted from time to time hereunder, the “Exercise Price”). Certain capitalized terms used herein are defined in Section 6 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.
     This Warrant is subject to the following provisions:
Section 1. Exercise of Warrant.
     1A. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the date of the five (5) year anniversary of the effective date of the public offering or private placement of the securities for which Raymond James & Associates, Inc.’s services were utilized by the Company (the “Exercise Period”).

     1B. Exercise of Warrants
          (i) Method of Exercise. The Warrant evidenced hereby may be exercised by the Registered Holder, in whole or in part, by the delivery at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Registered Holder), during normal business hours, of this Warrant and the Exercise Agreement (in the form attached hereto as Exhibit I), duly completed and executed, and payment of the Purchase Price (as such term is defined in Section 1B(x) below) in cash, by wire transfer of immediately available United States federal funds or by bank certified, treasurer’s or cashier’s check payable to the order of the Company. Upon delivery of the Exercise Agreement, this Warrant and the Purchase Price, the Company shall deliver to the Registered Holder that number of Warrant Shares which is equal to the Purchase Price divided by the Exercise Price, as may be adjusted from time to time.
          (ii) Cashless Exercise. In lieu of exercising the Warrant evidenced hereby pursuant to Section 1B(i) above, the Registered Holder shall have the right during the Exercise Period to exercise this Warrant, in whole or in part, by surrendering this Warrant to the Company accompanied by the Form of Cashless Exercise (in the form attached hereto as Exhibit II), duly completed and executed. Upon delivery of the Form of Cashless Exercise and this Warrant, the Company shall deliver to the Registered Holder (without payment by the Registered Holder of any cash in respect of the Purchase Price) that number of Warrant Shares which is equal to the amount obtained by dividing (x) an amount equal to the difference between (1) the aggregate Market Price for the Warrant Shares as to which the Cashless Exercise Right is then being exercised (the “Cashless Exercise Shares”), determined as of immediately prior to the effective time of the exercise of the Cashless Exercise Right, minus (2) the aggregate Exercise Price then applicable to the Cashless Exercise Shares (such difference, the “Cashless Exercise Amount”), by (y) the Market Price of one share of Common Stock determined as of the close of trading immediately prior to the effective time of the exercise of the Cashless Exercise right. Upon exercise of the Cashless Exercise right, the Cashless Exercise Amount shall be deemed to have been paid to the Company in respect of the Warrant Shares so acquired. Any references in this Warrant to the “exercise” of this Warrant, and the use of the term “exercise” herein, shall be deemed to include, without limitation, any exercise of the Cashless Exercise right.
          (iii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder as soon as practicable after surrender of the Warrant and either (a) payment of the Purchase Price and delivery of the Exercise Agreement or (b) delivery of the Form of Cashless Exercise to the Company, and in any event within ten (10) business days after such surrender, payment and delivery to the Company in the manner described above. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, in the name of Registered Holder, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, as soon as practicable, deliver such new Warrant to the Registered Holder or to such Person as the Registered Holder has designated for delivery.
          (iv) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder as of the close of business on the date on which this Warrant shall have been surrendered to the Company and delivery of (1) the Purchase Price and Exercise Agreement or (2) Form of Cashless Exercise has been made to the Company, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock on that date.
          (v) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder with respect to any issuance tax or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the then Registered Holder of the Warrant being exercised. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.
          (vi) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant in accordance with its terms. The Company shall from time to time take all such action as may be necessary to insure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.
          (vii) The Company shall assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to, or in connection with, the exercise of this Warrant, at the Registered Holder’s expense.
          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of issuance upon the exercise of the Warrants, at least such number of shares of Warrant Stock issuable upon the exercise in full of all outstanding Warrants. The Company shall take all such actions as may be necessary to insure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be promptly delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.
          (ix) If the shares of Warrant Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Registered Holder’s option and upon surrender of this Warrant by such holder as provided above, together with any notice, statement or payment required to effect such conversion or exchange of Warrant Stock, deliver to such holder (or such other Person specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Warrant Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.
          (x) Purchase Price. The Purchase Price shall be the amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.
     1C. Fractional Shares. If a fractional share of Warrant Stock would be issuable upon exercise of the rights represented by this Warrant, the Company shall, as soon as practicable after the date of exercise, deliver to the Registered Holder a check payable to the Registered Holder, in lieu of such fractional share, in an amount equal to the difference between (x) the Market Price of such fractional share as of the close of trading immediately prior to the effective time of the exercise and (y) the Exercise Price of such fractional share.
Section 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.
     2A. Adjustments of Number of Shares/Price. If the Company shall (i) declare a dividend on the Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) split or subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock or other securities of the Company, then, in each such event, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to the record date or effective date thereof, shall be adjusted so that the holder of this Warrant shall be entitled to receive, upon the exercise of this Warrant, the aggregate number and kind of shares of Warrant Stock or other securities which it would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Warrant been exercised immediately prior to the occurrence of such event (or any record date or effective date with respect thereto). Such adjustment shall be made successively whenever any of the events listed above shall occur. An adjustment made pursuant to this Section 2A shall become effective immediately after the effective date of the event retroactive to the record date, if any, for such event. Whenever the number of shares of Warrant Stock purchasable upon the exercise of this Warrant is adjusted pursuant to this Section 2A, the Exercise Price per share of Warrant Stock payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Warrant Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Warrant Stock purchasable immediately after such adjustment.
     2B. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased.
     2C. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder’s Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 2 and Sections 1, 3 and 4 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.
     2D. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2, but not expressly provided for by such provisions, then the Company’s Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Warrant Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 2.
     2E. Notices.
          (i) Immediately upon any adjustment of Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.
          (ii) The Company shall give written notice to the Registered Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock, or (z) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.
          (iii) The Company also shall give written notice to the Registered Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation shall take place.
Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock that is payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) (except for a stock dividend payable in shares of Common Stock) (a “Liquidating Dividend”), then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Warrant Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.
Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Warrant Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
Section 5. Registration Rights.
     5A. Piggyback Registration Rights. If at any time within the Exercise Period, the Company proposes to file a registration statement with respect to any class of security under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, other than a registration statement relating to employee benefit plans or corporate reorganizations or other transactions covered by Rule 145 promulgated under the Securities Act, a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration statement related to the initial public offering of the Company’s securities, the Company will give written notice as soon as practicable, but not later than twenty (20) days prior to the proposed filing date of the registration statement, to the Registered Holder and each holder of Warrant Shares (the “Warrant Shareholders”) at the address appearing on the records of the Company of its intention to file such registration statement and will offer to include in such registration statement, to the maximum extent possible, such number of Registrable Securities with respect to which the Company has received written requests from Warrant Shareholders (each a “Selling Holder” and collectively the “Selling Holders”) for inclusion therein within ten (10) days after the receipt of notice from the Company. All registrations requested pursuant to this Section 5A are referred to herein as “Piggyback Registrations.” The rights to Piggyback Registrations provided for in this Section 5 shall expire upon the expiration of the Exercise Period.
          (i) Priority on Registrations. If a Piggyback Registration involves an underwriting, the Company shall so advise the Warrant Shareholders as a part of the written notice given pursuant to Section 5A. In such event, the right of a Warrant Shareholder to participate in that Piggyback Registration shall be conditioned upon such Warrant Shareholder’s participation in such underwriting and the inclusion of all or any part of the shares of Registrable Securities specified in such Warrant Shareholder’s notice in the underwriting to the extent provided herein. The Warrant Shareholder shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If the underwriter(s) for the offering being registered by the Company shall determine in good faith and advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the distribution of such securities by the Company, the Company will include in such registration (A) first, the securities that the Company proposes to sell, if any, (B) second, the securities with demand registration rights requesting such registration, if any, and (C) third, to the extent possible, the Registrable Securities and any other securities with piggyback registration rights requesting to be included therein, apportioned pro rata among the holders of such securities.

     5B. Obligations of the Company. Subject to the other provisions of this Section 5, whenever required hereunder to use its reasonable efforts to effect the registration of any Warrant Stock, the Company shall, as promptly as possible:
          (i) Bear the expenses of any registration or qualification under Section 5A, including, but not limited to, underwriting, legal, accounting and printing fees; provided, however, that in no event shall the Company be obligated to pay any fees and disbursements of special counsel for Registered Holder of Registrable Securities or any underwriting discounts or commissions payable by the Registered Holder;
          (ii) Furnish to the Selling Holders, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Selling Holders may reasonably request in order to facilitate the disposition of the Warrant Stock owned by the Selling Holders;
          (iii) Prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on the appropriate form with respect to such Warrant Stock and any other shares of capital stock included in such registration and use its reasonable efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective: (x) in the case of an underwritten offering, for such period as is required by the underwriter for such offering or (y) in the case of an offering not underwritten, until the Selling Holders have informed the Company in writing that the distribution of their securities has been completed, but in no event longer than 120 days plus any period during which the Selling Holders are obligated to refrain from selling because the Company is required to amend or supplement the prospectus;
          (iv) Prepare and file with the SEC such amendments and supplements (including post-effective amendments and supplements) to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;
          (v) Notify the Selling Holders if, at any time when a prospectus relating to such Warrant Stock is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Warrant Stock contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and prepare and furnish to all sellers as promptly as possible, a reasonable number of copies of a supplement to or an amendment of such prospectus so that as thereafter delivered to the Selling Holders of the Warrant Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (vi) Use its reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as the Selling Holders may reasonably request for the distribution of the securities covered by the registration statement and do any and all other acts and things which may be reasonably necessary or advisable to enable the Selling Holders to consummate the distribution in such jurisdictions of the Warrant Stock owned by the Selling Holders;
          (vii) Promptly notify such Selling Holders and the managing underwriters, if any, participating in the distribution pursuant to such registration statement of the following promptly after learning of the same: (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any Warrant Shares included in such registration statement for sale in any jurisdiction;
          (viii) Use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (ix) Make available for inspection by each Selling Holder, and the underwriters, if any, of such Warrant Shares and their respective counsel, accountants or agents, such access to its books and records and such opportunities to discuss the business of the Company with its officers and independent public accountants as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act;
          (x) Enter into customary agreements (including an underwriting agreement in customary form, in the case of an underwritten offering) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Warrant Shares;
          (xiii) In the event such sale is pursuant to an underwritten offering, use its reasonable efforts to obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Selling Holders or the underwriter reasonably request;
          (xi) Cooperate with the Selling Holders, the underwriter or underwriters (or broker/dealer involved in the distribution), if any, and its respective counsel in connection with any filings required to be made with the National Association of Securities Dealers (the “NASD”);
          (x) Register the Warrant Shares for trading on the New York Stock Exchange or such other exchange or trading market as the Common Stock is then listed;
     The Registered Holder agrees that, upon receipt of any notice from the Company (as to the shares of Common Stock) of the happening of any event of the kind described in clause (vii) of Section 5B, the Registered Holder will forthwith discontinue disposition of such shares pursuant to the registration statement covering such Warrant Shares until the Registered Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section 5B, and, if so directed by the Company, the Registered Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Registered Holder’s possession of the prospectus covering such Warrant Shares then in the Registered Holder’s possession current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Warrant by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vii) of Section 5B to and including the date when the Registered Holder shall have received the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section 5B.
     5C. For purposes of this Section 5, the term, “Registrable Securities” shall mean the shares issuable or issued upon exercise of the Warrant regardless of whether such Warrant has been exercised. Nothing in this Section 5, however, shall be deemed to require the Company to register the Warrant, it being understood that the registration rights granted hereby relate only to the shares issuable or issued upon exercise of the Warrant and any securities issued in substitution or exchange.
     5D. Indemnification. In the event any Warrant Stock is included in a registration statement filed by the Company:
          (i) At the request of the Registered Holder in connection with a request for registration made under Section 5, the Company agrees to execute and deliver a separate agreement in customary form providing rights of contribution and indemnification, to the full extent permitted by law, in favor of Registered Holder, its respective officers, directors and agents and each person who controls the Registered Holder (within the meaning of the Securities Act), and any investment adviser thereof or agent therefor (including brokers or dealers), against all losses, claims, damages, liabilities and expenses caused by an untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are made in reliance upon and conformity with any written information with respect to the Registered Holder furnished to the Company by the Registered Holder expressly for use therein or by the Registered Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Registered Holder with a sufficient number of copies of the same. The Company will also indemnify any underwriters of Warrant Stock, its officers, directors and agents and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to indemnification of the Registered Holder; provided that, such indemnification shall not apply to any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to such underwriters by or on behalf of such underwriters expressly for inclusion in the registration statement and the prospectus, or any amendment thereof or supplement thereto.
          (ii) In connection with any registration statement in which the Registered Holder is participating, the Registered Holder will furnish to the Company in writing such information with respect to the Registered Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and each such Registered Holder agrees to execute and deliver a separate agreement in customary form providing indemnification, severally and not jointly to the full extent permitted by law, in favor of the Company, its directors, officers, agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting by an untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to such Registered Holder so furnished in writing by such Registered Holder expressly for inclusion therein; provided, however that such Registered Holder shall not be liable for any amounts exceeding the proceeds for the sale of the Warrant Shares sold pursuant to said registration statement or prospectus.
          (iii) The foregoing indemnity agreements of the Company and the Registered Holder are subject to the condition that, insofar as they relate to any violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the Person asserting such claim or loss at or prior to the time such action is required by the Securities Act.
          5E. The Registered Holder shall not be entitled to exercise any right provided for in this Section 5 after such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Registered Holder’s Warrant Shares during a three (3)-month period without registration.
Section 6. Definitions. The following terms have meanings set forth below:

     “Common Stock” means, collectively, the Company’s Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.
     “Convertible Securities” means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.
     “Market Price” means, on any date, the average of the daily closing prices for fifteen (15) consecutive trading days commencing twenty (20) trading days before the date of such computation. The closing price for each day shall be the average of the closing prices of such security’s sales on all domestic securities exchanges on which such security may be listed at the time, or, if there have been no sales on any such exchange on that day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the closing sale price of the Common Stock or, in case no sale is publicly reported, the “Market Price” shall be the fair value thereof determined in good faith by the Company’s Board of Directors.
     “Options” means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.
     “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Warrant Stock” or “Warrant Shares” means the Company’s Common Stock; provided that, if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type class of securities so issuable, then the term “Warrant Stock” shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.
Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder other than any applicable transfer taxes, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit III hereto) at the principal office of the Company.
Section 8. NASD Matters. Notwithstanding anything to the contrary in this Warrant, the Company agrees to modify any terms of the Warrant as reasonably requested by the Registered Holder so as to enable the Registered Holder to comply with the Conduct

Rules of the NASD; provided that any such modification shall not adversely affect the Company or its rights or obligations hereunder.
Section 9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred herein as the “Warrants.”
Section 10. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, or destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at the Registered Holder’s expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.
Section 11. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid or sent by reputable overnight courier service (charges prepaid) and shall be deemed to have been given when so mailed or sent (1) to the Company, at its principal executive offices and (2) to the Registered Holder of this Warrant, at such holder’s address as it appears in the records of the Company (unless otherwise indicated by any such holder).
Section 12. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Maryland shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Maryland, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Maryland or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Maryland.
Section 13. Rights of Holder. The Registered Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Registered Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Registered Holder the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.
Section 14. Representations and Covenants of Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Registered Holder, which by its execution hereof the Registered Holder hereby confirms:
Section 14A. Investment Purpose. This Warrant, and the Warrant Shares issuable upon exercise hereof, are being acquired for investment and not with a view to the sale or distribution of any part thereof, and the Registered Holder has not present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
Section 14B. Private Issue. The Registered Holder understands that (i) the Warrant Shares issuable upon exercise of this Warrant are not registered under the Securities Act or qualified under applicable state securities laws on the grounds that the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) the Company’s reliance on such exemption is predicated on the representations set forth in this Section 14.
Section 14C. Disposition of Holder’s Rights. In no event will the Registered Holder make a disposition of any of its rights to acquire the Warrant Shares, or of any Warrant Shares issued upon exercise of such rights, unless and until (i) it shall have notified the Company of the proposed disposition and (ii) complied with the conditions referred to in the legend endorsed hereon.
Section 14D. Financial Risk. The Registed Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.
Section 14E. Accredited Investor. The Registered Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.
BIOMED REALTY TRUST, INC.

By:	/s/ ALAN D. GOLD
Name: Alan D. Gold
Title: Chief Executive Officer

Attest:

/s/ GARY A. KREITZER
Gary A. Kreitzer, Secretary

EXHIBIT I
EXERCISE AGREEMENT

To:	Dated:
The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-                    ), hereby irrevocably subscribes for the purchase of                                          shares of the Warrant Stock covered by such Warrant and makes payment herewith in full at the price per share provided by such Warrant. The undersigned requests that a certificate for such shares be issued in the name of [the undersigned] and be delivered to [the undersigned] at the address stated below. The undersigned further requests that, if the number of shares subscribed for herein shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to [the undersigned].
In exercising its rights to purchase the Warrant Stock, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 14 of the Warrant.
Signature

Address

EXHIBIT II
FORM OF CASHLESS EXERCISE

To:	Dated:
The undersigned hereby irrevocably elects a Cashless Exercise of the Warrant represented by the attached Warrant (Certificate No. W                    ) to purchase the shares of Common Stock issuable upon the exercise in accordance with Section 1B (ii) of the Warrant and requests that certificates for such shares be issued in the name of:
Please insert social security or other
identifying number

(Please print name and address)

If such number of Warrants shall not be all the Warrants evidenced by the Warrant, a new Warrant for the balance remaining of such Warrant shall be registered in the name of and delivered to:
Please insert social security or other
identifying number

(Please print name and address)

Dated: ,
Signature
(Signature must conform in all
respects to name of holder as specified on
the face of this Warrant Certificate)

EXHIBIT III
FORM OF ASSIGNMENT
FOR VALUE RECEIVED,                      hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-                    ) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature

Witness